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                                                                    EXHIBIT 99.2


                 STOCKHOLDERS' AGREEMENT AND IRREVOCABLE PROXY

        THIS STOCKHOLDERS' AGREEMENT AND IRREVOCABLE PROXY, dated as of July 1, 2001 (this "Agreement"), among Commercial Net Lease Realty, Inc., a Maryland corporation ("Buyer"), and those stockholders of Captec Net Lease Realty, Inc., a Delaware corporation (the "Company"), that are parties hereto (each, a "Stockholder" and, collectively, the "Stockholders"). Capitalized terms used without definition herein having the meanings assigned to them in the Merger Agreement (as hereinafter defined).

        WHEREAS, Buyer and the Company, concurrently with the execution and delivery of this Agreement, are entering into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), pursuant to which the Company will merge with and into Buyer (the "Merger");

        WHEREAS, as of the date hereof, each Stockholder is the record and beneficial owner of the number of shares of Company Common Stock set forth on the signature page hereof beneath such Stockholder's name (with respect to each Stockholder, such Stockholder's "Existing Shares" and, together with any shares of Company Common Stock acquired by such stockholder after the date hereof, whether upon the exercise of warrants, options, conversion of convertible securities or otherwise, such Stockholder's "Shares") and the record and beneficial owner of options or warrants to purchase the number of shares of Company Common Stock set forth on the signature page hereof beneath such Stockholder's name;

        WHEREAS, as an inducement and a condition to entering into the Merger Agreement, Buyer has required that the Stockholders agree, and the Stockholders have agreed, to enter into this Agreement; and,

        WHEREAS, among other things, the Stockholders and Buyer desire to set forth their agreement with respect to the voting of the Shares in connection with the Merger, upon the terms and subject to the conditions set forth herein.

        NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.      VOTING.

        1.1. Agreement to Vote. With respect to such Stockholder's Shares over which such Stockholder has voting power, each Stockholder hereby agrees, severally and not jointly, that he shall, from time to time, after the date hereof, at the request of Buyer, at any meeting (whether annual or special and whether or not an adjourned or postponed meeting) of stockholders of the Company, however called, or in connection with any action to be taken by the written consent of the holders of Company Common Stock, (a) if a meeting is held, appear at such meeting or otherwise cause the Shares to be counted as present thereat for purposes of establishing a quorum, and (b) vote or consent (or cause to be voted or consented), in person or by proxy, all Shares, and any other voting securities of the Company (whether acquired heretofore or hereafter) that are beneficially owned within the meaning of Rule 13d-3 under the Exchange Act


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or held of record by such Stockholder or as to which such Stockholder has, directly or indirectly, the right to vote or direct the voting thereof (i) in favor of the Merger Agreement, the execution and delivery by the Company of the Merger Agreement and the approval of the terms thereof and each of the other actions contemplated by the Merger Agreement and this Agreement and the actions required in furtherance thereof or hereof, (ii) against any proposal related to a Superior Proposal and (iii) against any proposal, action or agreement that would impede, frustrate, prevent or nullify the Merger Agreement, or result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement or result in any of the conditions set forth in Article VII of the Merger Agreement not being fulfilled; provided, however, that such Stockholder shall not be required to vote for, or provide a consent with respect to, any action that would reduce the number of the shares of the Buyer Common Stock or of the Buyer Preferred Stock or the Cash Consideration to be received by such Stockholder in respect of such Stockholder's Shares in the Merger or take any action that, in the opinion of counsel to each Stockholder, is otherwise prohibited by Delaware law or court order.

        1.2.   Grant of Proxy. In furtherance of the agreements contained in
Section 1.1 of this Agreement, each Stockholder hereby irrevocably appoints and constitutes Buyer and each of Gary M. Ralston and Kevin B. Habicht, in their respective capacities as officers of Buyer, agents, attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to the full extent of such Stockholder's rights with respect to such Stockholder's Shares, to vote such Stockholder's Shares as follows: the agents and proxies named above are empowered at any time prior to termination of this proxy to exercise all voting and other rights (including, without limitation, the power to execute and deliver written consents with respect to the Shares) of the undersigned at every annual, special or adjourned meeting of Company stockholders solely for the purposes set forth in Section 1.1 above.

        1.3. No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Buyer any direct or indirect ownership or incidence of ownership of or with respect to any Shares. All rights, ownership and economic benefits of and relating to the Shares shall remain vested in and belong to the Stockholders, and Buyer shall have no authority to manage, direct, superintend, restrict, regulate, govern, or administer any of the policies or operations of the Company or exercise any power or authority to direct the Stockholders (i) in the voting of any of the Shares, except as otherwise provided herein, or (ii) in the performance of the Stockholders' duties or responsibilities as stockholders of the Company or in any other capacity (including as an employee or officer or a director of the Company).

        1.4. No Inconsistent Agreements. Each Stockholder hereby covenants and agrees that, except as contemplated by this Agreement and the Merger Agreement or as otherwise provided in Schedule A attached hereto, the Stockholder (a) has not entered, and shall not enter at any time while this Agreement remains in effect, into any voting agreement or voting trust with respect to such Stockholder's Shares and (b) has not granted, and shall not grant at any time while this Agreement remains in effect, a proxy or power of attorney with respect to such Stockholder's Shares, in either case, which is inconsistent with such Stockholder's obligations pursuant to this Agreement.

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2.      REPRESENTATIONS AND WARRANTIES OF EACH STOCKHOLDER.  Each Stockholder
hereby, severally and not jointly, represents and warrants to Buyer as follows:

        2.1. Authorization; Validity of Agreement; Necessary Action. Such Stockholder has full power and authority to execute and deliver this Agreement, to perform such Stockholder's obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by such Stockholder, and, assuming this Agreement constitutes a valid and binding obligation of Buyer, constitutes a valid and binding obligation of such Stockholder, enforceable against him in accordance with its terms, except to the extent limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by general principles of equity.

        2.2. Consents and Approvals; No Violations. Except as otherwise provided in Schedule A attached hereto, neither the execution, delivery or performance of this Agreement by such Stockholder, the consummation by him of the transactions contemplated hereby nor compliance by him with any of the provisions hereof will (i) require any filing with, or consent, approval, license, permit, order or authorization of, any Governmental Entity, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract or other agreement, instrument or obligation to which such Stockholder is a party or by which he or any of his properties or assets may be bound or (iii) violate any permit, concession, franchise, license, judgment, injunction, order, decree, statute, law, ordinance, rule or regulation applicable to him or any of his properties or assets.

        2.3. Shares. Such Stockholder's Existing Shares are, and all of his Shares on the Closing Date shall be, owned beneficially by such Stockholder. As of the date hereof, such Stockholder's Existing Shares constitute all of the shares of Company Common Stock owned of record or beneficially by such Stockholder. All of such Stockholder's Existing Shares are issued and outstanding, and, except as set forth on the signature pages hereto, such Stockholder does not own, of record or beneficially, any warrants, options or other rights to acquire any shares of Company Common Stock or any other capital stock of the Company. Except as otherwise provided in Schedule A, such Stockholder has sole voting power, sole power of disposition, sole power to issue instructions with respect to the matters set forth in Article I hereof, and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of such Stockholder's Existing Shares and will have sole voting power, sole power of disposition, sole power to issue instructions with respect to the matters set forth in Article I hereof, and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of such Stockholder's Shares on the Closing Date, with no limitations, qualifications or restrictions on such rights, subject to applicable state and federal securities laws, applicable Delaware law, terms of this Agreement. Except as otherwise provided in Schedule A attached hereto, such Stockholder has good and marketable title to his Existing Shares and at all times during the term hereof and on the Closing Date will have good and marketable title to his Shares, free and clear of all Encumbrances, and, upon delivery thereof to Buyer against delivery of the consideration therefor pursuant to the Merger Agreement, good and marketable title thereto, free and clear of all Encumbrances (other than any arising as a result of actions taken or omitted by Buyer or other

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than those restrictions on transferability imposed by state and federal securities laws), will pass to Buyer.

        2.4. No Finder's Fees. Except as previously disclosed to Buyer in writing, no broker, investment banker, financial advisor or other Person is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated hereby or the Merger based upon arrangements made by or on behalf of such Stockholder.

        2.5. No Group. Each Stockholder is acting individually and not as part of a "group" as defined in the Exchange Act.

3. REPRESENTATIONS AND WARRANTIES OF BUYER. Buyer hereby represents and warrants to each Stockholder as follows:

        3.1. Authorization; Validity of Agreement; Necessary Action. Buyer has full power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by Buyer of this Agreement and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of Buyer and no other corporate proceedings on the part of Buyer are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Buyer, and, assuming this Agreement constitutes a valid and binding obligation of each Stockholder, constitutes a valid and binding obligation of Buyer, enforceable against it in accordance with its terms, except to the extent limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by general principles of equity.

4.      MISCELLANEOUS.

4.1.    Further Agreements of Stockholders.

               (a) Except as otherwise provided in Schedule A attached hereto or, with respect to Patrick L. Beach only, as provided in the Letter Agreement dated as of the date hereof between Buyer and Mr. Beach, each Stockholder, severally and not jointly, hereby agrees, while this Agreement is in effect, and except as contemplated hereby, not to sell, transfer, pledge, encumber, assign or otherwise dispose of, enforce or permit the execution of the provisions of any redemption, share purchase or sale, recapitalization or other agreement with the Company or enter into any contract, option or other arrangement or understanding with respect to or consent to the offer for sale, transfer, pledge, encumbrance, assignment or other disposition of, any of his Existing Shares, any Shares acquired after the date hereof, any securities exercisable for or convertible into Company Common Stock or any interest in any of the foregoing.

               (b) Each Stockholder shall not request that the Company or its transfer agent register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of such Stockholder's Shares, and hereby consents to the entry of stop transfer

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instructions by the Company of any transfer of such Stockholder's Shares, unless such transfer is made in compliance with this Agreement.

               (c) In the event of a stock dividend or distribution, or any change in the Company Common Stock by reason of any stock dividend or distribution, or any change in the Company Common Stock by reason of any stock dividend, split-up, recapitalization, combination, exchange of shares or the like, the term "Shares" shall be deemed to refer to and include the Shares as well as all such stock dividends and distributions and any shares into which or for which any or all of the Shares may be changed or exchanged. Each Stockholder shall be entitled to receive any cash dividend paid by the Company during the term of this Agreement until the Shares are canceled in the Merger or purchased hereunder.

               (d) Each Stockholder shall not, nor shall it authorize or permit any Affiliate, director, officer, employee, or any investment banker, attorney or other advisor, agent or representative of, such Stockholder (collectively, the "Representatives") to, directly or indirectly, engage in any act or activity prohibited by Section 6.1(a) of the Merger Agreement. Except for communications made solely in the course of his duties as an officer and/or director of the Company, from and after the date hereof, each Stockholder shall and shall cause its Representatives to, immediately cease and cause to be terminated any existing activities, discussions or negotiations with any Persons conducted heretofore with respect to any of the foregoing (including, without limitation, any Acquisition Proposal).

        4.2. Termination. This Agreement shall terminate and no party shall have any rights, obligations or duties hereunder upon the earlier of (a) the Effective Time or (b) nine (9) months following the termination of the Merger Agreement in accordance with its terms. Nothing in this Section 4.2 shall relieve or otherwise limit any party of liability for breach of this Agreement.

        4.3.   Several Obligations; Capacity.

               (a) The representations, warranties, covenants, agreements and conditions of this Agreement applicable to the Stockholders are several and not joint.

               (b) The covenants and agreements of the Stockholders herein are made only in their capacity as stockholders of the Company and not as employees, officers or directors.

        4.4. Further Assurances. From time to time, at the other party's request and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further action as may be necessary or desirable to consummate the transactions contemplated by this Agreement.

        4.5. Notices. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered personally or sent by nationally recognized overnight courier or by registered or certified mail, postage prepaid, return receipt requested, or by electronic mail, with a copy thereof to be delivered or sent as provided above or by facsimile or telecopier, as follows:


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              (a)     If to Buyer:

                      Commercial Net Lease Realty
                      450 S. Orange Avenue, Suite 900
                      Orlando, FL 32801
                      Attn:  Julian E. Whitehurst, Esq.
                      Fax:  (407) 843-4444

                      with a copy to:

                      Shaw Pittman
                      2300 N Street, N.W.
                      Washington, DC 20037
                      Attn:  John M. McDonald, Esq.
                      Fax:  (202) 663-8007

              (b) If to any of the Stockholders, to him at the address set forth under his name on the signature pages hereto or to such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith, with a copy to

                      Shumaker, Loop & Kendrick, LLP
                      North Courthouse Square
                      1000 Jackson
                      Toledo, Ohio 43624
                      Attention: James F. White, Jr., Esq.
                      Fax: (419) 241-6894

All such notices or communications shall be deemed to be received (i) in the case of personal delivery, nationally recognized overnight courier or registered or certified mail, on the date of such delivery and (ii) in the case of facsimile or telecopier or electronic mail, upon confirmed receipt.

        4.6. Interpretation. When a reference is made in this Agreement to Sections, subsections, Schedules or Exhibits, such reference shall be to a Section, subsection, Schedule or Exhibit to this Agreement unless otherwise indicated. The words "include," "includes" and "including" when used herein shall be deemed in each case to be followed by the words "without limitation." The word "herein" and similar references mean, except where a specific Section or Article reference is expressly indicated, the entire Agreement rather than any specific Section or Article. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

        4.7. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the


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economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

        4.8. Entire Agreement; No Third Party Beneficiaries. This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, and is not intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

        4.9. Amendments; Assignment. This Agreement may not be amended except by written agreement by all the parties. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by any of the parties without the prior written consent of the other parties, and any purported assignment without such consent shall be void; provided that Buyer may, after notice to the Stockholders and the Company, assign its rights and obligations hereunder to any direct or indirect wholly owned subsidiary of Buyer without such consent.

        4.10. Failure or Indulgence Not Waiver; Remedies Cumulative. No failure or delay on the part of any party hereto in the exercise of any right hereunder will impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor will any single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive to, and not exclusive of, any rights or remedies otherwise available.

        4.11. Governing Law; Enforcement. This Agreement and the rights and duties of the parties hereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the Court of Chancery of the State of Delaware or the Federal District Court for the District of Delaware, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto, (a) consents to submit itself to the personal jurisdiction of the Court of Chancery of the State of Delaware or the Federal District Court for the District of Delaware in the event any dispute arises out of this Agreement or any transaction contemplated hereby, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (c) agrees that it will not bring any action relating to this Agreement or any transaction contemplated hereby in any court other than the Court of Chancery of the State of Delaware or the Federal District Court for the District of Delaware and (d) waives any right to trial by jury with respect to any action related to or arising out of this Agreement or any transaction contemplated hereby.


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        4.12.  Stockholder Capacity. No Stockholder executing this Agreement who is or becomes during the term hereof a director or an officer of the Company makes any agreement or understanding herein in such Stockholders' capacity as such director or officer. Each Stockholder is executing this Agreement solely in such Stockholders' capacity as the record holder and/or beneficial owner of the Existing Shares and/or Shares, and nothing herein shall limit or affect any actions taken or omitted to be taken by a Stockholder in such Stockholder's capacity as an officer or a director of the Company to the extent specifically permitted by the Merger Agreement.

        4.13. Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.



                             [Signatures Next Page]



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        IN WITNESS WHEREOF, Buyer has caused this Agreement to be signed by its duly authorized officer and each of the Stockholders have signed this Agreement, all as of the date first written above.


                                 COMMERCIAL NET LEASE REALTY, INC.


                                 By:   /s/ GARY M. RALSTON
                                     ----------------------------------
                                 Name:  Gary M. Ralston
                                 Title: President



                                 PATRICK L. BEACH

                                  /s/ PATRICK L. BEACH
                                 -----------------------------------

                                 Number of Existing Shares: 486,266
                                 Shares subject to options or warrants: 460,000

                                 Notices Address: 24 Frank Lloyd Wright Drive
                                                      Lobby L, 4th Floor
                                                      Ann Arbor, MI 48105



                                 W. ROSS MARTIN

                                  /s/ W. ROSS MARTIN
                                 -----------------------------------

                                 Number of Existing Shares: 241,286
                                 Shares subject to options or warrants: 230,001

                                 Notices Address: 24 Frank Lloyd Wright Drive
                                                      Lobby L, 4th Floor
                                                      Ann Arbor, MI 48105


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                                   Schedule A

        All of the Shares subject to the terms of this Agreement are held in brokerage accounts with UBS PaineWebber (Account No. 6000001-D) with respect to Mr. Beach and Morgan Stanley Dean Witter (Account No. 312-020224-016) with respect to Mr. Martin (the "Broker-Dealers"). The agreements governing these brokerage accounts provide, among other things, that, the Shares are subject to a conditional pledge in favor of the Broker-Dealers maintaining such account, which pledge permits and/or requires the Broker-Dealers, under certain circumstances, to sell all or a portion of the Shares held in any such account in order to satisfy a margin call. In the event of any such margin call, the Stockholder subject to such call could be required to dispose of all or a portion of such Stockholder's Shares irrespective of any provision in this Agreement to the contrary.


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